                                                                    EXHIBIT 99.1

                                  [ORIGEN LOGO]

                                  $165,300,000

                ORIGEN MANUFACTURED HOUSING CONTRACT TRUST 2005-A
                                     ISSUER
                       ORIGEN RESIDENTIAL SECURITIES, INC.
                                    DEPOSITOR
                             ORIGEN FINANCIAL L.L.C.
                             ORIGINATOR AND SERVICER
                             ORIGEN SERVICING, INC.
                                   SUBSERVICER
                       ORIGEN SECURITIZATION COMPANY, LLC
                                     SELLER
                   ORIGEN MANUFACTURED HOUSING CONTRACT TRUST
                       COLLATERALIZED NOTES, SERIES 2005-A

                               SUBJECT TO REVISION

                         TERM SHEET DATED APRIL 29, 2005

This material is provided to you for information purposes only. Additional information about the securities will be contained in the final offering documents. No sale of the securities described herein may be consummated without the purchaser first having received the final offering documents. You should read the final offering documents because they contain important information.

The information herein is preliminary. The assumptions and information contained herein constitute a judgment only as of the dates specified and are subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. A final Prospectus and Prospectus Supplement may be obtained by contacting Citigroup's Mortgage Desk at (212) 723-6217.

Citigroup Global Markets Inc. ("CGM") is not acting as your advisor or agent. Prior to entering into any transaction, you should determine, without reliance upon CGM or its affiliates, the economic risks and merits, as well as the legal, tax and accounting characterizations and consequences of the transaction, and independently determine that you are able to assume these risks. CGM is not in the business of providing legal, tax or accounting advice, (b) there may be legal, tax or accounting risks associated with the transaction, (c) you should receive legal, tax and accounting advice from advisors with appropriate expertise to assess relevant risks, and (d) you should apprise senior management in your organization as to the legal, tax and accounting advice (and, if applicable, risks) associated with this transaction and CGM's disclaimers as to these matters.

                             SUMMARY OF SERIES TERMS

PARTIES

        PARTY                                 DESCRIPTION
------------------------    -----------------------------------------------------
Issuer                      -  Origen Manufactured Housing Contract Trust
                               2005-A.

Depositor                   -  Origen Residential Securities, Inc. will sell the
                               manufactured housing installment sale contracts
                               and installment loan agreements, or contracts, to
                               the issuer.

Originator                  -  Origen Financial L.L.C., a Delaware limited
                               liability company.

Seller                      -  Origen Securitization Company, LLC, a Delaware
                               limited liability company and a wholly-owned
                               subsidiary of Origen Financial L.L.C., will sell
                               the manufactured housing installment sale
                               contracts and installment loan agreements, or
                               contracts, to the depositor.

Servicer and Subservicer    -  Origen Financial L.L.C. will be responsible for
                               the servicing of the contracts under the
                               servicing agreement.  Pursuant to the servicing
                               agreement, Origen Financial L.L.C. will engage
                               Origen Servicing, Inc. as subservicer (the
                               "subservicer") to perform the primary servicing
                               of the contracts.  See "The Seller, the
                               Originator, the Servicer and the Subservicer" and
                               "The Subservicer" herein.

Backup Servicer             -  Vanderbilt Mortgage and Finance, Inc. See "The
                               Servicing Agreement - The Backup Servicer" herein

Indenture Trustee           -  JPMorgan Chase Bank, N.A., a New York banking
                               corporation, as indenture trustee under the
                               Indenture.

Owner Trustee               -  Wilmington Trust Company, a Delaware banking
                               corporation, not in its individual capacity but
                               solely as owner trustee under the trust agreement.

TITLE OF SERIES

      Origen Manufactured Housing Contract Trust Collateralized Notes, Series 2005-A

THE TRUST ESTATE

      The trust estate will consist primarily of manufactured housing installment sale contracts and installment loan agreements, or contracts, which will be acquired by the issuer on the closing date and held by the indenture trustee for the benefit of the noteholders. The information set forth herein, unless otherwise stated, is calculated as of the Series Statistical Cut-Off Date with respect to the contracts expected to be included in the trust estate on the closing date. The aggregate principal amount of the contracts actually delivered to the trust on the closing date may vary by up to plus or minus 10%. It is possible that contracts will be added to, and certain contracts may be removed from, the pool of contracts between the date of this prospectus supplement and the closing date. Notwithstanding any such additions or removals, the characteristics of the contracts actually included in the trust on the closing date are not expected to differ materially from the characteristics described in this term sheet.

NOTES (1), (2),

                                            PRINCIPAL
                                   AVERAGE   PAYMENT               INTEREST
CLASS  INITIAL NOTE     RATING      LIFE     WINDOWS               ACCRUAL   EXPECTED FINAL MATURITY     FINAL STATED
          BALANCE    (MDY'S/ S&P)  (YEARS)  (MONTHS)    BOND TYPE   BASIS     (TO CALL/TO MATURITY)     MATURITY DATE
-----  ------------  ------------  -------  ---------  ----------  --------  -----------------------  ----------------
 A-1   $44,500,000      Aaa/AAA      1.00      1-23       Fixed     30/360    Apr. 2007 / Apr. 2007      July 15, 2013
 A-2    43,000,000      Aaa/AAA      3.00     23-56       Fixed     30/360    Jan. 2010 / Jan. 2010       May 15, 2018
 A-3    14,300,000      Aaa/AAA      6.00     56-90       Fixed     30/360    Nov. 2012 / Nov. 2012   October 15, 2021
 A-4    21,225,000      Aaa/AAA      9.17    90-114     Fixed (3)   30/360    Nov. 2014 / Jul. 2016      June 15, 2036
 M-1    17,575,000      Aa2/AA       7.45    51-114     Fixed (3)   30/360     Nov. 2014 / May 2017      June 15, 2036
 M-2    13,300,000       A2/A        7.44    50-114     Fixed (3)   30/360    Nov. 2014 / Feb. 2018      June 15, 2036
  B     11,400,000     Baa1/BBB      7.44    49-114     Fixed (3)   30/360    Nov. 2014 / Nov. 2018      June 15, 2036

(1) Each note is priced to a 20% call

(2) Pricing prepayment assumption: 200% MHP

(3) The interest rate for each class will be subject to an available funds cap rate

SERIES ISSUANCE DATE

      On or about May 12, 2005.

SERIES STATISTICAL CUT-OFF DATE

      The opening of business on April 1, 2005.

SERIES CUT-OFF DATE

      The opening of business on May 1, 2005.

OWNER TRUST CERTIFICATE

      In addition to the notes, the Issuer will issue ownership certificates, designated as the Origen Manufactured Housing Contract Trust 2005-A Owner Trust Certificates, to the depositor. The owner trust certificates are not being offered hereby and will be delivered to the seller or its designee as partial consideration of the contracts.

                        TERMS OF THE SERIES 2005-A NOTES

PAYMENTS ON CONTRACTS; AMOUNT AVAILABLE

      The servicer, on behalf of the trust, will establish and maintain, in the name of the trust, for the benefit of the noteholders, a collection account. All payments from obligors on the contracts which the servicer receives, including principal prepayments and advance payments by obligors not constituting principal prepayments, will be paid into the collection account no later than two business days after receipt of the payment, except amounts received as payments of taxes or insurance or as late payment fees, extension fees, assumption fees or similar fees. These fees will be included as part of the servicer's servicing fees. In addition, amounts paid by the originator for contracts repurchased as a result of breach of warranties under the contract purchase agreement, and amounts required to be deposited upon substitution of a contract because of breach of warranties, will be paid into the collection account.

      On the fourth business day before each payment date, referred to herein as the determination date, the servicer will determine the amount available to be remitted to the note payment account for payment to the notes for that payment date (without regard to any increase in the amount available from collections received during the current due period to remedy any deficiency in the Interest Payment Amount) and will report electronically such amount and any other information as described in the servicing agreement to the indenture trustee.

      The amount available on each payment date will generally include:

      (i) all payments of interest and principal, including all partial principal prepayments applied and all principal prepayments in full and interest thereon, collected by the servicer with respect to the contracts during the related due period,

      (ii) the repurchase price of each contract which, during the month preceding the related due period, the originator purchased under the asset purchase agreement on account of breaches of the originator's representations and warranties, plus

      (iii) liquidation expenses incurred by the servicer in respect of repossessed manufactured homes and delinquent taxes and insurance premiums advanced by the servicer in respect of manufactured homes, to the extent they are reimbursable to the servicer under the servicing agreement;

Reduced by the sum of the following amounts:

      (i) amounts payable to the indenture trustee to reimburse it for any tax imposed on the trust and paid by the indenture trustee;

      (ii)  the monthly servicing fee for that payment date;

      (iii) liquidation expenses incurred and taxes and insurance on repossessed manufactured homes, advanced by the servicer for manufactured homes that are reimbursable to the servicer under the servicing agreement;

      (iv) reimbursements to the servicer in respect of nonrecoverable advances to the extent permitted under the servicing agreement;

      (v) that amount of collections received during the related due period and applied to remedy any deficiency in the interest payment amount due on any class of notes on the prior payment date; and

      (vi)  any amounts incorrectly deposited in the collection account.

      Collections received after the end of the related due period and prior to the determination date, up to a limited amount, if any (the dollar amount of which will be specified in the indenture), will be available to the extent necessary to pay in full the interest payment amount and liquidation loss interest amounts due on such payment date to each class of notes.

      Liquidation expenses are out-of-pocket expenses incurred by the servicer in connection with the liquidation of a defaulted contract, including, without limitation, legal fees and disbursements.

      The due period for all payment dates will be the calendar month preceding the month in which such payment date occurs.

      One business day before each payment date, no later than 1:00 p.m. New York time, the servicer will remit the amount available to the note payment account. The indenture trustee will withdraw funds from the note payment account to make payments to noteholders.

From time to time, as provided in the servicing agreement, the servicer will withdraw funds from the collection account for the purposes set forth in the servicing agreement.

PRIORITY OF PAYMENTS

      On each payment date, the indenture trustee will apply the amount available to make payments in the following order of priority:

            (1) the trustee fee and any indemnities and reimbursements (such indemnities and reimbursements subject to a cap of $100,000 per annum) due to the indenture trustee;

            (2)   the monthly backup servicing fee to the backup servicer;

            (3) concurrently, to each Class of Class A notes, the related interest payment amount for that payment date, pro rata based on the interest payment amount each class is entitled to receive, with any shortfall in the amount available being allocated pro rata on that basis;

            (4) to the Class M-1 notes, the interest payment amount for the Class M-1 notes for that payment date;

            (5) to the Class M-2 notes, the interest payment amount for the Class M-2 notes for that payment date;

            (6) to the Class B notes, the interest payment amount for the Class B notes for that payment date;

            (7) to the Class A notes, the Class A principal payment amount for that payment date sequentially in the following order of priority:

                  (i) to the Class A-1 notes, until the principal balance of the Class A-1 notes has been reduced to zero;

                  (ii) to the Class A-2 notes, until the principal balance of the Class A-2 notes has been reduced to zero;

                  (iii) to the Class A-3 notes, until the principal balance of the Class A-3 notes has been reduced to zero; and

                  (iv) to the Class A-4 notes, until the principal balance of the Class A-4 notes has been reduced to zero;

            (8)   to the Class M-1 notes as follows:

                  (i) the Class M-1 liquidation loss interest amount for such payment date;

                  (ii) the Class M-1 principal payment amount for such payment date;

            (9) to the Class M-2 notes as follows:

                        (i) the Class M-2 liquidation loss interest amount for such payment date;

                        (ii) the Class M-2 principal payment amount for such payment date;

            (10) to the Class B notes as follows:

                        (i) the Class B liquidation loss interest amount for such payment date;

                        (ii) the Class B principal payment amount for such payment date;

                  (11) to the Class A-4 notes, the Class M-1 notes, the Class M-2 notes, and the Class B notes, in that order, the related available funds cap carry-forward amount for that payment date;

                  (12) to the indenture trustee any indemnities and reimbursement for expenses incurred in excess of the amount set forth in (1) above, without regard to the annual cap on such amounts;

                  (13) to the owner trustee any reimbursement for expenses incurred; and

                  (14) remaining amounts to the holders of the owner trust certificates.

      Notwithstanding the prioritization of the payment of the Class A principal payment amount pursuant to clause (8) above, if the aggregate principal balance of the Class A notes exceeds the pool principal balance for that payment date, the payment pursuant to clause (8) above will be made pro rata based on the principal balances of the Class A notes.

      To the extent that available funds are paid, noteholders will have no recourse for the issuer's failure to make payments due on the notes unless (i) the issuer fails to pay the interest payment amount due on any class and, if the Class A notes are no longer outstanding, the related liquidation loss interest amount due to the most senior class of notes outstanding, for a period of 30 days or (ii) the issuer fails to pay the principal balance of any class on the related final stated maturity date.

INTEREST PAYMENT DATES

      Interest will be payable on the 15th of each month, unless the 15th is not a business day, in which case the payment will be made on the following business day. The first payment will be on June 15, 2005.

INTEREST PAYMENTS

      With respect to any payment date, each class of notes will be entitled to receive, in the order set forth above and subject to the availability of the amount available after prior payments, the related interest payment amount for that class accrued during the related interest period.

Glossary of Terms -- Interest Payments

      With respect to each class of notes, the interest payment amount will be equal to the sum of

            (1) interest at the related note rate that accrued during the related interest accrual period on, in the case of the Class A notes, the related note balance and, in the case of the Class M-1 notes, the Class M-2 notes, and the Class B notes, the related adjusted note balance,

            (2) any unpaid shortfall in interest owed to the notes pursuant to clause (1) on prior payment dates, and

            (3)   interest on the amount in clause (2) at the related note rate.

      With respect to each interest period, interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

      The adjusted note balance of any of the Class M-1, Class M-2, or Class B notes as of any payment date will be the Class M-1 adjusted note balance, the Class M-2 adjusted note balance, and the Class B adjusted note balance for that payment date, respectively. The adjusted note balance of any of the Class A notes as of any payment date will be the outstanding note balance of that class of notes.

      The Class B adjusted note balance for any payment date will be the lesser of (i) the Class B note balance as of the day immediately preceding that payment date and (ii) the Pool Principal Balance for the previous payment date minus the sum of the Class A note balance, the Class M-1 note balance and the Class M-2 note balance, in each case as of the day immediately preceding that payment date.

      The Class M-1 adjusted note balance for any payment date will be the lesser of (i) the Class M-1 note balance as of the day immediately preceding that payment date and (ii) the Pool Principal Balance for the previous payment date minus the Class A note balance as of the day immediately preceding that payment date.

      The Class M-2 adjusted note balance for any payment date will be the lesser of (i) the Class M-2 note balance as of the day immediately preceding that payment date and (ii) the Pool Principal Balance for the previous payment date minus the sum of the Class A note balance and the Class M-1 note balance, in each case as of the day immediately preceding that payment date.

      The Class A note balance as of any payment date will be the sum of the Class A-1 note balance, the Class A-2 note balance, the Class A-3 note balance and the Class A-4 note balance.

      The Class B liquidation loss interest amount for any payment date will be equal to the sum of

            (1) interest at the related note rate that accrued during the related interest period on the Class B Loss Balance,

            (2) any unpaid shortfall in interest owed to the notes pursuant to clause (1) on prior payment dates, and

            (3)   interest on the amount in clause (2) at the related note rate.

      The Class M-1 liquidation loss interest amount for any payment date will be equal to the sum of

            (1) interest at the related note rate that accrued during the related interest period on the Class M-1 Loss Balance,

            (2) any unpaid shortfall in interest owed to the notes pursuant to clause (1) on prior payment dates, and

            (3)   interest on the amount in clause (2) at the related note rate.

      The Class M-2 liquidation loss interest amount for any payment date will be equal to the sum of

            (1) interest at the related note rate that accrued during the related interest period on the Class M-2 Loss Balance,

            (2) any unpaid shortfall in interest owed to the notes pursuant to clause (1) on prior payment dates, and

            (3)   interest on the amount in clause (2) at the related note rate.

      The Class B loss balance on any payment date will be the outstanding note balance of the Class B notes immediately preceding that payment date less the Class B adjusted note balance for that payment date.

      The Class M-1 loss balance on any payment date will be the outstanding note balance of the Class M-1 notes immediately preceding that payment date less the Class M-1 adjusted note balance for that payment date.

      The Class M-2 loss balance on any payment date will be the outstanding note balance of the Class M-2 notes immediately preceding that payment date less the Class M-2 adjusted note balance for that payment date.

      The interest accrual period for any payment date with respect to each class of notes, will be the calendar month preceding the month in which the payment date occurs.

      The note balance of any class of notes as of any payment date will be the original principal balance of that class less all amounts previously paid to holders of that class on account of principal.

      The note rate for (i) each class of Class A notes, other than the Class A-4 notes, will be the fixed rate listed on the cover of the prospectus supplement for the class of notes and (ii) the Class A-4 notes, each class of Class M notes, and the Class B notes will be the lesser of (x) the fixed rate listed on the cover of the prospectus supplement for that class of notes and (y) the available funds rate for that payment date.

      The available funds rate for any payment date will be the rate per annum equal to the weighted average of the contract rates (weighted on the basis of the principal balance of the contracts as of the first day of the related due period), net of the rate at which the trustee fee, the servicing fee and the backup servicing are calculated, multiplied by a fraction the numerator of which is the pool principal balance for the immediately preceding payment date and the denominator of which is the sum of aggregate note balance of the Class A notes as of the day immediately prior to that payment date, the Class M-1 adjusted note balance for that payment date, the Class M-2 adjusted note balance for that payment date and the Class B adjusted note balance for that payment date.

      The available funds cap carry-forward amount for the Class A-4 notes, a class of Class M notes or the Class B notes and any payment date on which the note rate therefore is the available funds rate, will be the sum of

            (1) the excess, if any, of (a) the amount of interest accrued thereon for such payment date calculated pursuant to clause
                  (ii)(x) of the definition of note rate over (b) the amount of interest accrued thereon at the available funds rate for that payment date;

            (2) any unpaid shortfall in interest owed to the notes pursuant to clause (1) on prior payment dates; and

            (3)   interest on the amount in clause (2) at the related note rate.

PRINCIPAL PAYMENTS

      Holders of each class of notes will be entitled to receive a payment of principal on each payment date, to the extent of the amount available in the note payment account on that date available for payment in the order described above under " -- Priority of Payments."

      Glossary of Terms -- Principal Payments

      The Class A principal payment amount for any payment date other than the final stated maturity date for the Class A-4 notes, will equal the lesser of (i) the required principal payment amount for that payment date and (ii) the Class A note balance as of the day immediately preceding that payment date less the Class A target balance for that payment date; and for the payment date that is the final stated maturity date for the Class A-4 notes, the remaining Class A note balance on such date.

      The Class B principal payment amount for any payment date other than the related final stated maturity date will equal the lesser of (i) the required principal payment amount for that payment date minus the Class A principal payment amount, the Class M-1 principal payment amount and the Class M-2 principal payment amount for that payment date and (ii) the Class B note balance as of the day immediately preceding that payment date less the Class B target balance for that payment date; and for the payment date that is the related final stated maturity date, the remaining Class B note balance on such date

      The Class M-1 principal payment amount for any payment date other than the final stated maturity date, will equal the lesser of (i) the required principal payment amount for that payment date minus the Class A principal payment amount for that payment date and (ii) the Class M-1 note balance as of the day immediately preceding that payment date less the Class M-1 target balance for that payment date; and for the payment date that is the related final stated maturity date, the remaining Class M-1 note balance on such date.

      The Class M-2 principal payment amount for any payment date, other than the final stated maturity date, will equal the lesser of (i) the required principal payment amount for that payment date minus the Class A principal payment amount and the Class M-1 principal payment amount for that payment date and (ii) the Class M-2 note balance as of the day immediately preceding that payment date less the Class M-2 target balance for that payment date; and for the payment date that is the related final stated maturity date, the remaining Class M-2 note balance on such date.

      The Class A target balance will equal (i) for each payment date prior to the stepdown date, on which a trigger event is in effect or on which the pool principal balance is less than or equal to 20% of the pool principal balance as of the Series Cut-Off Date, zero and (ii) for each payment date on or after the stepdown date provided that a trigger event is not in effect and that the pool principal balance is greater than 20% of the pool principal balance as of the Series Cut-Off Date, the pool principal balance minus the greater of (x) 62.5625% of the pool principal balance and (y) the Overcollateralization Target Amount for that payment date; provided, however, that, in no event will the Class A target balance for any payment date be greater than the Class A note balance as of the day immediately preceding that payment date.

      The Class B target balance will equal (i) for each payment date prior to the stepdown date, on which a trigger event is in effect or on which the pool principal balance is less than or equal to 20% of the pool principal balance as of the Series Cut-Off Date, zero and (ii) for each payment date on or after the stepdown date provided that a trigger event is not in effect and that the pool principal balance is greater than 20% of the pool principal balance as of the Series Cut-Off Date, (1) the pool principal balance minus the greater of (x) 23.625% of the pool principal balance and (y) the Overcollateralization Target Amount for that payment date minus (2) the sum of the Class A target balance, the Class M-1 target balance and the Class M-2 target balance for that payment date; provided, however, that, in no event will the Class B target balance for any payment date be greater than the Class B note balance as of the day immediately preceding that payment date.

      The Class M-1 target balance will equal (i) for each payment date prior to the stepdown date, on which a trigger event is in effect or on which the pool principal balance is less than or equal to 20% of the pool principal balance as of the Series Cut-Off Date, zero and (ii) for each payment date on or after the stepdown date provided that a trigger event is not in effect and that the pool principal balance is greater than 20% of the pool principal balance as of the Series Cut-Off Date, (1) the pool principal balance minus the greater of (x) 46.375% of the pool principal balance and (y) the Overcollateralization Target Amount for that payment date minus (2) the Class A target balance for that payment date; provided, however, that, in no event will the Class M-1 target balance for any payment date be greater that the Class M-1 note balance as of the day immediately preceding that payment date.

      The Class M-2 target balance will equal (i) for each payment date prior to the stepdown date, on which a trigger event is in effect or on which the pool principal balance is less than or equal to 20% of the pool principal balance as of the Series Cut-Off Date, zero and (ii) for each payment date on or after the stepdown date provided that a trigger event is not in effect and that the pool principal balance is greater than 20% of the pool principal balance as of the Series Cut-Off Date, (1) the pool principal balance minus the greater of (x) 34.125% of the pool principal balance and (y) the Overcollateralization Target Amount for that payment date minus (2) the sum of the Class A target balance and the Class M-1 target balance for that payment date; provided, however, that, in no event will the Class M-2 target balance for any payment date be greater that the Class M-2 note balance as of the day immediately preceding that payment date.

      A liquidated contract is a defaulted contract as to which all amounts that the servicer expects to recover through the date of disposition of the manufactured home have been received.

      The pool principal balance as of any payment date will be the aggregate of the principal balances of contracts outstanding at the end of the related due period.

      The principal balance of a contract as of any payment date is the unpaid principal balance of the contract on the Series Cut-Off Date less any principal collected with respect to that contract prior to the last day of the related due period.

      The required principal payment amount for any payment date will be the amount by which (i) the sum of the note balances of the Class A, Class M-1, Class M-2 and the Class B notes, as of the day immediately preceding that payment date, exceeds (ii) the pool principal balance as of that payment date minus the Overcollateralization Target Amount for that payment date.

A trigger event will be in effect with respect to any payment date if:

            (i) the average sixty day delinquency ratio test, as defined in the servicing agreement, as of the payment date exceeds 7.50%;

            (ii) the aggregate of realized losses incurred since the Series Cut-Off Date and as of the payment date exceed the following percentages of the aggregate principal balance of the contracts as of the Series Cut-Off Date: payment dates commencing June 2009 to and including December 2010, 7.75%, payment dates commencing January 2011 to and including December 2011, 9.75%, payment dates commencing January 2012 to and including December 2012, 12.50% and each payment date thereafter, 14.75%;

            (iii) the current realized loss ratio, as defined in the servicing agreement, as of the payment date exceeds 4.00%.

CREDIT ENHANCEMENT - EXCESS INTEREST

      The interest accrued each month on the contracts, in the aggregate, is expected to exceed the amount needed to pay monthly interest on the notes and to pay certain fees and expenses of the trust. The excess interest from the contracts each month will be available to absorb realized losses on the contracts and to make payments of principal on the notes in order to maintain or restore overcollateralization at the required level.

CREDIT ENHANCEMENT - SUBORDINATION

      The rights of the holders of the Class M-1 notes, the Class M-2 notes and the Class B notes to receive payments on the contracts in the trust will be subordinated, to the extent described in "Priority of Payments" above, to the rights of the holders of the Class A notes. In addition, the rights of the holders of the Class B notes to receive payments will be subordinated to the rights of the holders of the Class M-1 notes and the Class M-2 notes. The rights of the holders of the Class M-2 notes to receive payments will be subordinated to the rights of the holders of the Class M-1 notes. Subordination is intended to enhance the likelihood of regular payments on the more senior notes in respect of interest and principal and to afford the more senior notes protection against realized losses on the contracts.

CREDIT ENHANCEMENT - OVERCOLLATERALIZATION

      On the closing date, the aggregate principal balance of the contracts as of the Series Cut-Off Date will exceed the aggregate original principal balances of the notes by approximately $24,700,000, or approximately 13.00% of the aggregate Series Cut-Off Date principal balance of the contracts included in the trust as of the closing date. On any payment date prior to the stepdown date or on which a trigger event is in effect, the Class A noteholders will receive 100% of the principal collections and excess interest on the contracts until the Overcollateralization Target Amount is reached. This will have the effect of accelerating the amortization of the notes relative to the amortization of the contracts and thereby increasing the Overcollateralization Amount. Once the Overcollateralization Target Amount is reached or is permitted to step down, a portion of the principal collections and excess interest that would otherwise have been paid to the holders of the notes will be distributed to the Owner Trust Certificates. The step down of the Overcollateralization Target Amount will have the effect of decelerating the amortization of the notes relative to the amortization of the contracts and thereby decreasing the Overcollateralization Amount.

      With respect to any payment date, the Overcollateralization Amount will be the excess of the Pool Principal Balance for that payment date over the aggregate of the note balances.

      Overcollateralization Target Amount

      The Overcollateralization Target Amount will be (i) for each payment date prior to the Stepdown Date, 13.50% of the Pool Principal Balance as of the Series Cut-Off Date, (ii) for each payment date on or after the Stepdown Date provided a Trigger Event is not in effect, the lesser of (x) 13.50% of the Pool Principal Balance as of the Series Cut-Off Date and (y) the greater of (1) 23.625% of the Pool Principal Balance for that payment date and (2) approximately $9,025,000, and (iii) for each payment date on or after the Stepdown Date and on which a Trigger Event is in effect, the Overcollateralization Target Amount for the immediately preceding payment date. Notwithstanding the foregoing, on any payment date on which the Pool Principal Balance is less than or equal to 20% of the Pool Principal Balance as of the Series Cut-Off Date, the Overcollateralization Target Amount will equal 100% of the then-current Pool Principal Balance.

      Stepdown Date

      The earlier to occur of (i) the payment date in June 2009 or (ii) the first payment date after which the aggregate note balance of the Class A notes has been reduced to zero.

OPTIONAL REDEMPTION; AUCTION SALE

      At its option, the servicer will be permitted to purchase all outstanding contracts and thereby redeem the notes, in whole but not in part, on any payment date on which the aggregate principal balance of the contracts remaining in the contract pool has been reduced to less than or equal to 20% of the aggregate principal balance of the contracts as of the Series Cut-Off Date.

      If the servicer does not exercise this purchase option, then on the next payment date the indenture trustee, or an agent on its behalf, will begin an auction process to sell the contracts and the other trust assets. The indenture trustee cannot sell the trust assets and liquidate the trust pursuant to the auction process unless the proceeds of that sale are expected to be sufficient to pay the aggregate unpaid principal balance of the notes and all accrued and unpaid interest thereon.

EVENTS OF DEFAULT

      Event of Default under the indenture with respect to the offered notes will be as follows:

            a) the failure of the issuer to pay the interest payment amount due on any class and, if the Class A notes are no longer outstanding, the related liquidation loss interest amount due on the most senior class of notes outstanding, for a period of 30 days;

            b) the failure of the issuer to pay the principal of any note in full by its final stated maturity date;

            c) a default by the issuer in the observance of certain negative covenants in the indenture;

            d) a default by the issuer in the observance of any other covenant of the indenture, and the continuation of any such default for a period of 30 days after notice to the issuer by the indenture trustee or by the holders of at least 25% of the aggregate note balance of the offered notes, as applicable;

            e) any representation or warranty made by the issuer in the indenture or in any offered note or other writing delivered pursuant thereto having been incorrect in a material respect as of the time made, and the circumstance in respect of which such representation or warranty is incorrect not having been cured within 30 days after notice thereof is given to the issuer by the indenture trustee or by the holders of at least 25% of the aggregate note balance of the offered notes, as applicable; or

            f) certain events of bankruptcy, insolvency, receivership or reorganization of the issuer.

LOSSES ON LIQUIDATED CONTRACTS

In the event the amount available in the payment account for any payment date is insufficient to pay the full required principal payment amount for that payment date to the noteholders, the overcollateralization amount would be reduced by the amount of that deficiency. If the overcollateralization amount were reduced to zero, further losses and delinquencies, including reductions in the principal balances of defaulted contracts as a loss mitigation effort by the servicer, would cause the aggregate outstanding principal balance of the notes to be greater than the pool principal balance. If this occurs, the amount of the deficiency, which we refer to as the "liquidation loss amount," will result in a reduction first, of the adjusted note balance of the Class B notes and, then, if the note balance of the Class B notes is less than such liquidation loss amount, a reduction of the adjusted note balance of the Class M-2 notes and, then, if the combined note balance of the Class B notes and the Class M-2 notes is less than such liquidation loss amount, a reduction of the adjusted note balance of the Class M-1 notes. If the adjusted note balance of a class of notes is reduced by a liquidation loss amount, interest accruing on that class will be calculated on the lower, adjusted note balance of that class. The interest accruing on that class's liquidation loss amount each month, plus interest at the applicable note rate on any liquidation loss interest amount due on a prior payment date but not paid, will be paid to the noteholders of that class from the amount available for that payment date prior to the payment of principal on that class and prior to any payment of principal on a subordinate class. However, once a liquidation loss amount is incurred there will not be enough principal and interest on the contracts to pay first to the Class B notes, second to the Class M-2 notes, and then to the Class M-1 notes and under certain loss scenarios, to the Class A notes, all principal amounts to which such notes are then entitled. Consequently, but for the effect of the overcollateralization amount, first the Class B noteholders, second the Class M-2 noteholders, third the Class M-1 noteholders and then the Class A noteholders will incur a loss on their investments in the amount by which a liquidated contract's liquidation proceeds, net of the related liquidation expenses, are less than its unpaid principal balance plus accrued and unpaid interest less the monthly servicing fee.

                          ORIGEN'S PERFORMANCE HISTORY

DEFAULT, DELINQUENCY AND LOSS EXPERIENCE

      The following tables set forth certain information concerning the default, delinquency and loan loss experience of the portfolio of manufactured housing installment sales contracts and residential mortgages originated and serviced by Origen Financial L.L.C., Origen Servicing, Inc. and Origen Financial, Inc. (collectively "Origen"), as of the dates shown. Because defaults, delinquencies and loan losses are affected by a variety of changing underwriting, economic, geographic, loan aging, and other factors there can be no assurance that the default, delinquency and loan loss experience of the contracts will be comparable to that set forth below.

The table below shows the cumulative defaults, which the originator defines as of the respective dates of repossession of the related manufactured homes, experienced with respect to all contracts originated by Origen, Origen Financial L.L.C. and Dynex Financial, Inc. in each of the years indicated in the columns. The results are calculated as a percentage derived by adding the unpaid principal balance of all defaulted loans originated in that year and dividing that sum by the aggregate original principal balance of all contracts originated in that year, as of the end of each quarterly measurement period.

   ORIGEN STATIC POOL CUMULATIVE DEFAULT - BY YEAR OF ORIGINATION
--------------------------------------------------------------------
AGE BY
QUARTER   1997    1998    1999    2000    2001   2002   2003   2004
-------  ------  ------  ------  ------  ------  -----  -----  -----
    1     0.00%   0.00%   0.01%   0.02%   0.00%  0.00%  0.00%  0.00%
    2     0.04%   0.02%   0.03%   0.14%   0.11%  0.04%  0.01%  0.00%
    3     0.18%   0.18%   0.19%   0.56%   0.56%  0.17%  0.11%  0.02%
    4     0.45%   0.50%   0.64%   0.88%   1.84%  0.23%  0.36%  0.05%
    5     0.86%   0.95%   1.18%   1.88%   3.02%  0.39%  0.62%
    6     1.51%   1.40%   1.96%   3.23%   4.34%  0.69%  1.04%
    7     2.41%   2.23%   2.79%   5.48%   5.61%  1.19%  1.43%
    8     3.41%   3.08%   3.91%   7.21%   7.39%  1.81%  1.98%
    9     4.27%   3.86%   5.24%   9.17%   9.03%  2.70%
   10     5.21%   4.50%   6.06%  11.07%  10.36%  3.34%
   11     6.09%   5.23%   7.08%  12.90%  12.47%  4.10%
   12     7.06%   5.99%   8.09%  15.40%  13.96%  5.20%
   13     7.93%   6.88%   9.16%  16.85%  14.98%
   14     8.69%   7.60%  10.14%  18.22%  16.64%
   15     9.47%   8.50%  11.00%  19.61%  17.76%
   16    10.20%   9.27%  12.10%  21.35%  18.77%
   17    11.12%  10.01%  12.84%  22.86%
   18    12.00%  10.70%  13.61%  24.27%
   19    13.02%  11.56%  14.63%  25.43%
   20    13.72%  12.21%  15.40%  26.43%
   21    14.54%  12.87%  16.18%
   22    15.05%  13.35%  17.03%
   23    15.64%  14.03%  17.91%
   24    16.07%  14.62%  18.61%
   25    16.52%  15.28%
   26    16.83%  15.89%
   27    17.43%  16.60%
   28    17.99%  17.17%
   29    18.48%
   30    18.91%
   31    19.43%
   32    19.92%

      For example, quarter 4 in column 1 represents the sum of the unpaid principal balance of defaulted loans for the first four quarters for each calendar year divided by the total original principal balance of all the loans originated in that year. For 1997 quarter 4 would be the first through fourth quarter of 1997, for 1998, quarter 4 would be the first through fourth quarters of 1998 and so on.

                                                                      DELINQUENCY EXPERIENCE
                                      --------------------------------------------------------------------------------------
                                                                           DECEMBER 31,
                                           2000              2001              2002              2003              2004
                                      --------------    --------------    --------------    --------------    --------------
PRINCIPAL BALANCE OF ASSETS
  Total Outstanding(1)                $1,173,906,367    $1,235,538,286    $1,275,934,272    $1,294,514,018    $1,368,091,757
     Origen Originations(5)           $1,052,651,068    $1,130,952,847    $1,186,104,423    $1,216,262,684    $1,299,733,083
     Acquisitions(5)                  $  121,255,299    $  104,585,439    $   89,829,849    $   78,251,334    $   68,358,674

  Total 30-59 days past due           $   19,524,365    $   19,720,727    $   24,457,120    $   34,298,462    $   22,966,404
     Origen Originations(5)           $   15,486,369    $   16,481,814    $   21,215,910    $   30,464,027    $   20,360,333
     Acquisitions(5)                  $    4,037,996    $    3,238,913    $    3,241,210    $    3,834,435    $    2,606,071

  Total 60-89 days past due           $    7,501,422    $    9,003,868    $   11,497,386    $   12,017,681    $    9,149,908
     Origen Originations(5)           $    5,977,533    $    7,956,056    $   10,167,935    $   10,242,595    $    7,720,862
     Acquisitions(5)                  $    1,523,889    $    1,047,812    $    1,329,451    $    1,775,086    $    1,429,046

  Total 90 days or more past due(1)   $   27,785,134    $   35,828,739    $   38,910,302    $   49,789,255    $   42,319,358
     Origen Originations(5)           $   22,527,294    $   29,916,417    $   34,445,964    $   43,377,008    $   37,453,055
     Acquisitions(5)                  $    5,257,840    $    5,912,322    $    4,464,338    $    6,412,247    $    4,866,303

TOTAL DELINQUENCY(1)
  Total Delinquency                   $   54,810,921    $   64,553,334    $   74,864,808    $   96,105,398    $   74,435,670
     Origen Originations(5)           $   43,991,196    $   54,354,287    $   65,829,809    $   84,083,630    $   65,534,250
     Acquisitions(5)                  $   10,819,725    $   10,199,047    $    9,034,999    $   12,021,768    $    8,901,420

  Total Delinquency Percentage(3)               4.67%             5.22%             5.87%             7.42%             5.44%
     Origen Originations(5)                     4.18%             4.81%             5.55%             6.91%             5.04%
     Acquisitions(5)                            8.92%             9.75%            10.06%            15.36%            13.02%

  Total Delinquency Percentage(4)               3.74%             3.46%             4.13%             5.59%             4.18%
     Origen Originations(5)                     3.31%             3.20%             3.90%             5.19%             3.85%
     Acquisitions(5)                            7.50%             6.41%             7.32%            11.98%            10.50%

---------------------
(1) Includes contracts already in repossession and mortgage loans already in foreclosure.

(2) The period of delinquency is based on the number of days payments are contractually past due (assuming 30-day months). Consequently, payments on a contract or mortgage loan due on the first day of the month are not 30 days delinquent until the first day of the next month.

(3) As a percentage of the principal balance of contracts and mortgage loans outstanding at month end.

(4) Excluding contracts already in repossession and mortgage loans already in foreclosure.

(5) "Origen Originations" include contracts originated by Origen itself and through retailers and loan brokers, and exclude contracts purchased in bulk acquisition transactions. "Acquisitions" include only contracts purchased in bulk acquisition transactions.

                                                               LOAN LOSS EXPERIENCE
                              --------------------------------------------------------------------------------------
                                                                   DECEMBER 31,
                                   2000              2001              2002              2003              2004
                              --------------    --------------    --------------    --------------    --------------
PRINCIPAL BALANCE OF ASSETS
   Total Outstanding(1)       $1,173,906,367    $1,235,538,286    $1,275,934,272    $1,294,514,018    $1,368,091,757
     Origen Originations      $1,052,651,068    $1,130,952,847    $1,186,104,423    $1,216,262,684    $1,299,733,083
     Acquisitions             $  121,255,299    $  104,585,439    $   89,829,849    $   78,251,334    $   68,358,674

   Gross losses(2)            $   31,476,593    $   43,073,880    $   51,264,609    $   47,900,140    $   55,157,903
     Origen Originations      $   24,012,555    $   34,753,380    $   42,619,509    $   41,979,419    $   48,449,955
     Acquisitions             $    7,464,038    $    8,320,500    $    8,645,100    $    5,920,721    $    6,707,948

   Net losses(3)              $   27,992,727    $   39,209,826    $   46,297,922    $   43,082,160    $   48,832,169
     Origen Originations      $   21,427,889    $   31,711,968    $   38,529,894    $   37,749,126    $   42,903,623
     Acquisitions             $    6,564,838    $    7,497,858    $    7,768,028    $    5,333,034    $    5,928,546

   Gross losses(2)                      2.68%             3.49%             4.02%             3.70%             4.03%
     Origen Originations(4)             2.28%             3.07%             3.59%             3.45%             3.73%
     Acquisitions(4)                    6.16%             7.96%             9.62%             7.57%             9.81%

   Net losses(3)                        2.38%             3.17%             3.63%             3.33%             3.57%
     Origen Originations(4)             2.04%             2.80%             3.25%             3.10%             3.30%
     Acquisitions(4)                    5.41%             7.17%             8.65%             6.82%             8.67%

--------------------------------------------
(1) Includes contracts already in repossession and mortgage loans already in foreclosure.

(2) The calculation of gross losses includes the principal balance of the contract at the time of repossession plus accrued interest up to the date of disposition of the repossessed unit plus all expenses of repossession and liquidation less the proceeds.

(3) The calculation of net losses includes the principal balance of the contract at the time of repossession plus all expenses of repossession and liquidation less the proceeds from asset liquidation. Losses are expressed as a percentage of the total principal balance of contracts being serviced at period end.

(4) "Origen Originations" include contracts originated by Origen itself and through retailers and loan brokers, and exclude contracts purchased in bulk acquisition transactions. "Acquisitions" include only contracts purchased in bulk acquisition transactions.

                                THE CONTRACT POOL

                              SUMMARY OF CONTRACTS

Statistical Cut-Off Date:                                                  April 1, 2005
Number of Initial Contracts:                                                       3,801
Aggregate Principal Balance                                     $         178,517,828.57
States with more than 5% of the contracts, by principal
balance:                                                               California: 30.31%
                                                                            Texas: 10.51%
                                                                          New York: 7.46%
                                                                          Michigan: 5.37%
Percentage of New / Percentage of Used:                                     64.96%/35.04%
Weighted Average Original LTV *:                                                   83.23%
Original LTV Ratio Range *:                                             10.52% to 100.00%
Weighted Average Original LTI:                                                    130.26%
Current Principal Balance Range:                                $6,257.73 to $258,897.95
Average Current Principal Balance:                                           $ 46,966.02
Contract Rates Range:                                                     4.99% to 16.50%
Weighted Average Contract Rate:                                                     9.39%
Weighted Average Remaining Term to Stated Maturity:                           222 months
Remaining Term to Stated Maturity Range:                         34 months to 360 months
Weighted Average Original Months to Maturity:                                 229 months
Original Months to Maturity Range:                               36 months to 360 months
Latest Maturity Date:                                                       June 1, 2035
Weighted Average Credit Score **:                                                    718

* Weighted average and range for which loan-to-value ratios were calculated

**Where credit scores are available

                 GEOGRAPHICAL DISTRIBUTION OF CONTRACT OBLIGORS

                                                                                % OF CONTRACT POOL
                                           NUMBER OF      AGGREGATE PRINCIPAL     BY OUTSTANDING
                                        CONTRACTS AS OF   BALANCE OUTSTANDING  PRINCIPAL BALANCE AS
                                          STATISTICAL      AS OF STATISTICAL      OF STATISTICAL
                 STATES                 CALCULATION DATE    CALCULATION DATE     CALCULATION DATE
--------------------------------------  ----------------  -------------------  --------------------
Alabama...............................        168         $      6,343,195.18           3.55%
Arizona...............................        112                5,495,093.60           3.08
Arkansas..............................         71                2,676,109.20           1.50
California............................        729               54,113,752.89          30.31
Colorado..............................         54                2,231,230.08           1.25
Delaware..............................          5                  189,430.05           0.11
Florida...............................        132                5,489,002.27           3.07
Georgia...............................        132                5,672,193.47           3.18
Idaho.................................         28                1,044,735.37           0.59
Illinois..............................         26                1,017,582.09           0.57
Indiana...............................         46                1,247,533.76           0.70
Iowa..................................         23                  758,116.40           0.42
Kansas................................         56                2,057,066.33           1.15
Kentucky..............................         34                1,257,884.61           0.70
Louisiana.............................         48                1,920,559.30           1.08
Maryland..............................         23                  890,771.33           0.50
Michigan..............................        277                9,586,606.85           5.37
Minnesota.............................         30                1,002,578.46           0.56
Mississippi...........................        137                5,462,111.27           3.06
Missouri..............................         47                1,532,299.74           0.86
Montana...............................         17                  820,261.85           0.46
Nebraska..............................          1                   50,689.68           0.03
Nevada................................         37                1,661,512.26           0.93
New Jersey............................          1                   24,606.71           0.01
New Mexico............................        107                4,900,151.43           2.74
New York..............................        269               13,326,031.79           7.46
North Carolina........................         78                3,133,019.39           1.76
North Dakota..........................          3                  172,187.51           0.10
Ohio..................................        116                3,226,212.70           1.81
Oklahoma..............................        103                4,332,723.27           2.43
Oregon................................         93                4,169,700.59           2.34
Pennsylvania..........................         81                3,050,915.60           1.71
South Carolina........................         68                2,710,562.09           1.52
South Dakota..........................          5                  253,048.17           0.14
Tennessee.............................         45                1,916,980.93           1.07
Texas.................................        451               18,768,888.09          10.51
Utah..................................         11                  439,625.02           0.25
Virginia..............................         42                1,584,642.76           0.89
Washington............................         66                2,966,620.15           1.66
West Virginia.........................          7                  212,824.72           0.12
Wisconsin.............................         17                  598,701.08           0.34
Wyoming...............................          5                  210,070.53           0.12
                                            -----         -------------------         ------
        Total.........................      3,801         $    178,517,828.57         100.00%
                                            =====         ===================         ======

                        YEAR OF ORIGINATION OF CONTRACTS

                                                                                                     % OF CONTRACT POOL BY
                                                                           AGGREGATE PRINCIPAL       OUTSTANDING PRINCIPAL
                                                 NUMBER OF CONTRACTS    BALANCE OUTSTANDING AS OF        BALANCE AS OF
                                                  AS OF STATISTICAL      STATISTICAL CALCULATION    STATISTICAL CALCULATION
              YEAR OF ORIGINATION                 CALCULATION DATE                DATE                       DATE
---------------------------------------------    -------------------    -------------------------   -----------------------
1997.........................................            6                  $    162,596.95                 0.09%
1998.........................................           30                       816,169.12                 0.46
1999.........................................          230                     8,201,964.42                 4.59
2000.........................................           11                       520,026.24                 0.29
2001.........................................           15                       648,998.09                 0.36
2002.........................................           23                       914,296.38                 0.51
2003.........................................           80                     3,517,104.49                 1.97
2004.........................................         2401                   116,281,719.45                65.14
2005.........................................         1005                    47,454,953.43                26.58
                                                     -----                  ---------------               ------
      Total..................................        3,801                  $178,517,828.57               100.00%
                                                     =====                  ===============               ======

                    DISTRIBUTION OF ORIGINAL CONTRACT AMOUNTS

                                                                                                              % OF CONTRACT POOL BY
                                                                                   AGGREGATE PRINCIPAL        OUTSTANDING PRINCIPAL
                                                           NUMBER OF CONTRACTS   BALANCE OUTSTANDING AS OF        BALANCE AS OF
                RANGE OF ORIGINAL CONTRACT                  AS OF STATISTICAL     STATISTICAL CALCULATION    STATISTICAL CALCULATION
                   AMOUNTS (IN DOLLARS)                      CALCULATION DATE               DATE                      DATE
------------------------------------------------------     -------------------   -------------------------   -----------------------
Less than $10,000.01..................................                40              $    324,482.09                  0.18%
$10,000.01 to $20,000.00..............................               367                 5,465,572.79                  3.06
$20,000.01 to $30,000.00..............................               619                15,271,918.71                  8.55
$30,000.01 to $40,000.00..............................               682                23,332,692.94                 13.07
$40,000.01 to $50,000.00..............................               600                26,427,495.04                 14.80
$50,000.01 to $60,000.00..............................               512                27,818,961.86                 15.58
$60,000.01 to $70,000.00..............................               340                21,674,782.50                 12.14
$70,000.01 to $80,000.00..............................               259                18,944,128.25                 10.61
$80,000.01 to $90,000.00..............................               140                11,709,247.70                  6.56
$90,000.01 to $100,000.00.............................                87                 8,130,990.16                  4.55
$100,000.01 to $110,000.00............................                53                 5,492,851.61                  3.08
$110,000.01 to $120,000.00............................                30                 3,393,163.36                  1.90
$120,000.01 to $130,000.00............................                19                 2,346,841.99                  1.31
$130,000.01 to $140,000.00............................                19                 2,536,013.32                  1.42
$140,000.01 to $150,000.00............................                 9                 1,299,923.61                  0.73
$150,000.01 to $160,000.00............................                12                 1,843,949.00                  1.03
$160,000.01 or greater................................                13                 2,504,813.64                  1.40
                                                                   -----              ---------------                ------
      Total...........................................             3,801              $178,517,828.57                100.00%
                                                                   =====              ===============                ======

The largest original contract amount is $261,490.40, which represents 0.15% of the aggregate principal balance of the contracts as of the statistical calculation date.

                 DISTRIBUTION OF REMAINING AMOUNTS FOR CONTRACTS

                                                                                                              % OF CONTRACT POOL BY
                                                                                    AGGREGATE PRINCIPAL       OUTSTANDING PRINCIPAL
                                                           NUMBER OF CONTRACTS   BALANCE OUTSTANDING AS OF        BALANCE AS OF
                RANGE OF REMAINING CONTRACT                 AS OF STATISTICAL     STATISTICAL CALCULATION    STATISTICAL CALCULATION
                   AMOUNTS (IN DOLLARS)                      CALCULATION DATE               DATE                       DATE
------------------------------------------------------     -------------------   -------------------------   -----------------------
Less than $10,000.01..................................                66              $    542,488.72                  0.30%
$10,000.01 to $20,000.00..............................               380                 5,932,635.74                  3.32
$20,000.01 to $30,000.00..............................               634                16,016,131.22                  8.97
$30,000.01 to $40,000.00..............................               678                23,775,090.26                 13.32
$40,000.01 to $50,000.00..............................               582                26,062,243.82                 14.60
$50,000.01 to $60,000.00..............................               508                27,896,385.47                 15.63
$60,000.01 to $70,000.00..............................               338                21,802,597.09                 12.21
$70,000.01 to $80,000.00..............................               250                18,557,403.39                 10.40
$80,000.01 to $90,000.00..............................               132                11,150,808.93                  6.25
$90,000.01 to $100,000.00.............................                81                 7,661,712.38                  4.29
$100,000.01 to $110,000.00............................                52                 5,413,085.48                  3.03
$110,000.01 to $120,000.00............................                30                 3,415,101.04                  1.91
$120,000.01 to $130,000.00............................                19                 2,363,704.36                  1.32
$130,000.01 to $140,000.00............................                17                 2,279,754.42                  1.28
$140,000.01 to $150,000.00............................                10                 1,449,647.97                  0.81
$150,000.01 to $160,000.00............................                12                 1,852,716.18                  1.04
$160,000.01 or greater................................                12                 2,346,322.10                  1.31
                                                                   -----              ---------------                ------
      Total...........................................             3,801              $178,517,828.57                100.00%
                                                                   =====              ===============                ======

The average outstanding principal balance of the contracts included in the statistical pool, as of the statistical calculation date, was $46,966.02 and the outstanding principal balances of the contracts included in the statistical pool ranged from $6,257.73 to $258,897.95 as of the statistical calculation date.

           DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF CONTRACTS

                                                                                                             % OF CONTRACT POOL BY
                                                                              AGGREGATE PRINCIPAL BALANCE    OUTSTANDING PRINCIPAL
                                                      NUMBER OF                      OUTSTANDING                   BALANCE AS
                                              CONTRACTS AS OF STATISTICAL         AS OF STATISTICAL              OF STATISTICAL
 RANGE OF ORIGINAL LOAN-TO-VALUE RATIOS           CALCULATION DATE                CALCULATION DATE              CALCULATION DATE
-----------------------------------------     ---------------------------     ---------------------------    -----------------------
Not Calculated(1)........................                 529                     $ 23,915,667.67                    13.40%
10.01%          to   15.00%..............                   3                           36,358.36                     0.02
15.01%          to   20.00%..............                  14                          257,279.48                     0.14
20.01%          to   25.00%..............                  17                          393,693.54                     0.22
25.01%          to   30.00%..............                  17                          457,934.41                     0.26
30.01%          to   35.00%..............                  18                          692,076.84                     0.39
35.01%          to   40.00%..............                  25                          650,904.06                     0.36
40.01%          to   45.00%..............                  45                        1,923,155.17                     1.08
45.01%          to   50.00%..............                  53                        2,176,317.27                     1.22
50.01%          to   55.00%..............                  57                        2,213,824.52                     1.24
55.01%          to   60.00%..............                  65                        2,898,183.93                     1.62
60.01%          to   65.00%..............                  71                        3,642,767.77                     2.04
65.01%          to   70.00%..............                  93                        4,397,224.54                     2.46
70.01%          to   75.00%..............                 132                        6,477,827.33                     3.63
75.01%          to   80.00%..............                 414                       21,357,064.54                    11.96
80.01%          to   85.00%..............                 480                       19,619,927.37                    10.99
85.01%          to   90.00%..............               1,026                       52,471,124.33                    29.39
90.01%          to   95.00%..............                 643                       30,380,397.83                    17.02
95.01%          to   100.00%.............                  99                        4,556,099.61                     2.55
                                                        -----                     ---------------                   ------
      Total..............................               3,801                     $178,517,828.57                   100.00%
                                                        =====                     ===============                   ======

The weighted average original loan-to-value ratio of the contracts included in the statistical pool for which loan-to-value ratios were calculated, as of the statistical calculation date, was 83.23%.

(1) Loan-to-value ratios are not calculated for chattel-only contracts originated as part of rate and term refinancings.

          DISTRIBUTION OF ORIGINAL LOAN-TO-INVOICE RATIOS OF CONTRACTS

                                                                                                              % OF CONTRACT POOL BY
                                                                                    AGGREGATE PRINCIPAL      OUTSTANDING PRINCIPAL
                                                          NUMBER OF CONTRACTS    BALANCE OUTSTANDING AS OF       BALANCE AS OF
                                                           AS OF STATISTICAL      STATISTICAL CALCULATION    STATISTICAL CALCULATION
       RANGE OF ORIGINAL LOAN-TO-INVOICE RATIOS             CALCULATION DATE                DATE                       DATE
------------------------------------------------------    -------------------    -------------------------   -----------------------
Not Calculated(1).....................................              665               $ 51,688,806.14                 28.95%
00.01% to 25.00%......................................                3                     28,548.43                  0.02
25.01% to 50.00%......................................               63                  1,070,405.32                  0.60
50.01% to 75.00%......................................              264                  6,433,684.01                  3.60
75.01% to 100.00%.....................................              683                 20,399,707.13                 11.43
100.01% to 110.00%....................................              241                  8,715,904.78                  4.88
110.01% to 120.00%....................................              224                  9,645,744.48                  5.40
120.01% to 130.00%....................................              351                 16,010,095.95                  8.97
130.01% to 140.00%....................................              362                 17,812,768.09                  9.98
140.01% to 150.00%....................................              289                 14,622,684.81                  8.19
150.01% to 160.00%....................................              245                 12,323,364.01                  6.90
160.01% to 170.00%....................................              147                  7,272,486.01                  4.07
170.01% to 180.00%....................................               95                  4,204,932.56                  2.36
180.01% to 190.00%....................................               48                  2,330,666.93                  1.31
190.01% to 200.00%....................................               32                  1,498,585.04                  0.84
200.01% or greater....................................               89                  4,459,444.88                  2.50
                                                                  -----               ---------------                ------
      Total...........................................            3,801               $178,517,828.57                100.00%
                                                                  =====               ===============                ======

The weighted average original ratio of loan amounts to manufacturer's invoice price for the related manufactured homes, for the contracts included in the statistical pool for which loan-to-invoice ratios were calculated, as of the statistical calculation date, was 130.26%.

(1) Contracts for which loan-to-invoice ratios are not calculated consist of contracts for which the loan amounts are determined based on appraisals, including land home contracts and contracts originated under the Comparable Appraisal Program.

                       CURRENT CONTRACT RATE FOR CONTRACTS

                                                                                                           % OF CONTRACT POOL BY
                                                                                 AGGREGATE PRINCIPAL       OUTSTANDING PRINCIPAL
                                                       NUMBER OF CONTRACTS    BALANCE OUTSTANDING AS OF        BALANCE AS OF
                                                        AS OF STATISTICAL      STATISTICAL CALCULATION    STATISTICAL CALCULATION
                 RANGE OF CONTRACT RATES                 CALCULATION DATE               DATE                        DATE
--------------------------------------------------    -------------------     -------------------------   -----------------------
 4.000%    to  4.999%..............................           16               $    458,181.81                      0.26%
 5.000%    to  5.999%..............................           12                    739,972.53                      0.41
 6.000%    to  6.999%..............................          136                  8,665,547.06                      4.85
 7.000%    to  7.999%..............................          290                 15,749,523.49                      8.82
 8.000%    to  8.999%..............................          803                 45,470,341.39                     25.47
 9.000%    to  9.999%..............................        1,004                 51,232,897.17                     28.70
10.000%    to  10.999%.............................          762                 32,391,583.76                     18.14
11.000%    to  11.999%.............................          386                 12,995,425.61                      7.28
12.000%    to  12.999%.............................          226                  6,732,806.08                      3.77
13.000%    to  13.999%.............................          110                  2,775,032.89                      1.55
14.000%    to  14.999%.............................           38                    922,009.61                      0.52
15.000%    to  15.999%.............................           16                    350,637.27                      0.20
16.000%    to  16.999%.............................            2                     33,869.90                      0.02
                                                           -----               ---------------                    ------
    Total..........................................        3,801               $178,517,828.57                    100.00%
                                                           =====               ===============                    ======

The contract rate on the contracts included in the statistical pool ranged from 4.990% to 16.500% with a weighted average of approximately 9.387%.

                    ORIGINAL MONTHS TO MATURITY OF CONTRACTS

                                                                                                              % OF CONTRACT POOL BY
                                                                                   AGGREGATE PRINCIPAL        OUTSTANDING PRINCIPAL
                                                          NUMBER OF CONTRACTS    BALANCE OUTSTANDING AS OF        BALANCE AS OF
               RANGE OF ORIGINAL MONTHS                    AS OF STATISTICAL      STATISTICAL CALCULATION    STATISTICAL CALCULATION
                     TO MATURITY                           CALCULATION DATE                DATE                       DATE
------------------------------------------------------    -------------------    -------------------------   -----------------------
36 to 60..............................................                5                 $     58,768.42                  0.03%
61 to 90..............................................               99                    1,387,462.60                  0.78
91 to 120.............................................              338                    8,357,542.63                  4.68
121 to 150............................................               68                    2,067,632.40                  1.16
151 to 180............................................              961                   32,626,643.67                 18.28
181 to 210............................................              143                    8,700,706.81                  4.87
211 to 240............................................            1,847                  106,293,563.08                 59.54
241 to 270............................................                1                       82,029.13                  0.05
271 to 300............................................              122                    4,766,251.26                  2.67
301 to 330............................................                1                       60,060.27                  0.03
331 to 360............................................              216                   14,117,168.30                  7.91
                                                                  -----                 ---------------                ------
      Total...........................................            3,801                 $178,517,828.57                100.00%
                                                                  =====                 ===============                ======

                    REMAINING MONTHS TO MATURITY OF CONTRACTS

                                                                                                              % OF CONTRACT POOL BY
                                                                                    AGGREGATE PRINCIPAL       OUTSTANDING PRINCIPAL
                                                          NUMBER OF CONTRACTS    BALANCE OUTSTANDING AS OF        BALANCE AS OF
                 RANGE OF REMAINING MONTHS                 AS OF STATISTICAL      STATISTICAL CALCULATION    STATISTICAL CALCULATION
                        TO MATURITY                         CALCULATION DATE               DATE                      DATE
------------------------------------------------------    -------------------    -------------------------   -----------------------
31 to 60..............................................               14                 $    162,603.34                0.09%
61 to 90..............................................              105                    1,476,295.65                0.83
91 to 120.............................................              350                    8,630,312.67                4.83
121 to 150............................................               90                    3,058,736.40                1.71
151 to 180............................................              970                   32,857,938.97               18.41
181 to 210............................................              145                    8,637,863.75                4.84
211 to 240............................................            1,889                  108,284,277.01               60.66
241 to 270............................................                3                      176,789.92                0.10
271 to 300............................................              104                    5,143,636.91                2.88
301 to 330............................................               23                    1,184,799.51                0.66
331 to 360............................................              108                    8,904,574.44                4.99
                                                                  -----                 ---------------              ------
      Total...........................................            3,801                 $178,517,828.57              100.00%
                                                                  =====                 ===============              ======

The contracts included in the statistical pool have remaining maturities, as of the statistical calculation date, of at least 34 months but not more than 360 months and original maturities of at least 36 months but not more than 360 months, and a weighted average remaining term to scheduled maturity, as of the statistical calculation date, of 222 months.

                                    UNIT TYPE

                                                                                                              % OF CONTRACT POOL BY
                                                                                    AGGREGATE PRINCIPAL       OUTSTANDING PRINCIPAL
                                                          NUMBER OF CONTRACTS    BALANCE OUTSTANDING AS OF        BALANCE AS OF
                                                           AS OF STATISTICAL      STATISTICAL CALCULATION    STATISTICAL CALCULATION
                        UNIT TYPE                          CALCULATION DATE                DATE                       DATE
------------------------------------------------------    -------------------    -------------------------   -----------------------
Multi-section home....................................            2,840                 $153,799,907.20               86.15%
Single-section home...................................              961                   24,717,921.37               13.85
                                                                  -----                 ---------------              ------
      Total...........................................            3,801                 $178,517,828.57              100.00%
                                                                  =====                 ===============              ======

                                  PROPERTY TYPE

                                                                                                              % OF CONTRACT POOL BY
                                                                                    AGGREGATE PRINCIPAL       OUTSTANDING PRINCIPAL
                                                          NUMBER OF CONTRACTS    BALANCE OUTSTANDING AS OF        BALANCE AS OF
                                                           AS OF STATISTICAL      STATISTICAL CALCULATION    STATISTICAL CALCULATION
                   PROPERTY TYPE                           CALCULATION DATE                DATE                       DATE
------------------------------------------------------    -------------------    -------------------------   -----------------------
Land Home.............................................              128                 $  9,389,087.60                5.26%
Home only.............................................            3,673                  169,128,740.97               94.74
                                                                  -----                 ---------------              ------
      Total...........................................            3,801                 $178,517,828.57              100.00%
                                                                  -----                 ===============              ======

                                  LOAN PURPOSE

                                                                                                              % OF CONTRACT POOL BY
                                                                                    AGGREGATE PRINCIPAL       OUTSTANDING PRINCIPAL
                                                          NUMBER OF CONTRACTS    BALANCE OUTSTANDING AS OF        BALANCE AS OF
                                                           AS OF STATISTICAL      STATISTICAL CALCULATION    STATISTICAL CALCULATION
                  LOAN PURPOSE                             CALCULATION DATE                DATE                      DATE
------------------------------------------------------    -------------------    -------------------------   -----------------------
Purchase of New Home..................................            1,890               $104,484,805.89               58.53%
Purchase of Repossessed Home..........................              160                  6,200,993.13                3.47
Purchase of Used Home.................................            1,222                 43,916,361.88               24.60
Refinance.............................................              529                 23,915,667.67               13.40
                                                                  -----               ---------------              ------
      Total...........................................            3,801               $178,517,828.57              100.00%
                                                                  =====               ===============              ======

                            CREDIT SCORE OF CONTRACTS

                                                                                               % OF CONTRACT POOL BY
                                                                   AGGREGATE PRINCIPAL         OUTSTANDING PRINCIPAL
                                          NUMBER OF CONTRACTS    BALANCE OUTSTANDING AS OF         BALANCE AS OF
                                           AS OF STATISTICAL      STATISTICAL CALCULATION     STATISTICAL CALCULATION
       RANGE OF CREDIT SCORES               CALCULATION DATE                DATE                       DATE
--------------------------------------    -------------------    -------------------------    -----------------------
Unknown...............................              18                $     495,518.54                 0.28%
451 - 500.............................               2                       39,548.76                 0.02
501 - 550.............................              15                      545,275.26                 0.31
551 - 600.............................              65                    2,632,410.19                 1.47
601 - 650.............................             360                   14,830,029.56                 8.31
651 - 700.............................           1,081                   47,906,333.73                26.84
701 - 750.............................           1,187                   59,085,027.51                33.10
751 - 800.............................             875                   43,633,881.20                24.44
801 - 850.............................             198                    9,349,803.82                 5.24
                                                 -----                ----------------               ------
      Total...........................           3,801                $ 178,517,828.57               100.00%
                                                 =====                ================               ======

The contracts included in the statistical pool have a weighted average credit score of 718 where credit scores are available

                               DECLINATION TABLES

          PERCENTAGE OF THE ORIGINAL PRINCIPAL BALANCE OF THE CLASS A-1
                   NOTES AT THE RESPECTIVE PERCENTAGES OF THE
                                MHP LISTED BELOW:

DISTRIBUTION DATE                             0%        100%        150%       200%       250%        300%
-----------------                            ----       ----        ----       ----       ----        ----
Initial Percentage.....................       100%       100%        100%       100%       100%        100%
May 2006...............................        88         68          58         48         38          28
May 2007...............................        77         35          15          0          0           0
May 2008...............................        64          3           0          0          0           0
May 2009...............................        51          0           0          0          0           0
May 2010...............................        36          0           0          0          0           0
May 2011...............................        20          0           0          0          0           0
May 2012...............................         2          0           0          0          0           0
May 2013...............................         0          0           0          0          0           0

Weighted Average Life (Years)..........      3.91       1.58        1.22       1.00       0.85        0.74
Weighted Average Maturity (Years)......      3.91       1.58        1.22       1.00       0.85        0.74

          PERCENTAGE OF THE ORIGINAL PRINCIPAL BALANCE OF THE CLASS A-2
                   NOTES AT THE RESPECTIVE PERCENTAGES OF THE
                                MHP LISTED BELOW:

DISTRIBUTION DATE                             0%        100%        150%        200%      250%        300%
-----------------                            ----       ----        ----        ----      ----        ----
Initial Percentage.....................       100%       100%        100%       100%       100%        100%
May 2006...............................       100        100         100        100        100         100
May 2007...............................       100        100         100         95         76          57
May 2008...............................       100        100          73         46         20           0
May 2009...............................       100         71          35          3          0           0
May 2010...............................       100         41           8          0          0           0
May 2011...............................       100         12           0          0          0           0
May 2012...............................       100          2           0          0          0           0
May 2013...............................        82          0           0          0          0           0
May 2014...............................        59          0           0          0          0           0
May 2015...............................        35          0           0          0          0           0
May 2016...............................        10          0           0          0          0           0
May 2017...............................         0          0           0          0          0           0

Weighted Average Life (Years)..........      9.41       4.81        3.72       3.00       2.51        2.17
Weighted Average Maturity (Years)......      9.41       4.81        3.72       3.00       2.51        2.17

          PERCENTAGE OF THE ORIGINAL PRINCIPAL BALANCE OF THE CLASS A-3
                   NOTES AT THE RESPECTIVE PERCENTAGES OF THE
                                MHP LISTED BELOW:

DISTRIBUTION DATE                             0%         100%       150%        200%       250%       300%
-----------------                           -----        ----       ----        ----       ----       ----
Initial Percentage.....................       100%        100%       100%        100%       100%       100%
May 2006...............................       100         100        100         100        100        100
May 2007...............................       100         100        100         100        100        100
May 2008...............................       100         100        100         100        100         87
May 2009...............................       100         100        100         100         20          0
May 2010...............................       100         100        100          83         20          0
May 2011...............................       100         100         88          47         11          0
May 2012...............................       100         100         56          14          0          0
May 2013...............................       100          76         26           0          0          0
May 2014...............................       100          48          0           0          0          0
May 2015...............................       100          21          0           0          0          0
May 2016...............................       100           0          0           0          0          0
May 2017...............................        98           0          0           0          0          0
May 2018...............................        61           0          0           0          0          0
May 2019...............................        36           0          0           0          0          0
May 2020...............................        11           0          0           0          0          0
May 2021...............................         0           0          0           0          0          0

Weighted Average Life (Years)..........     13.59        9.00       7.28        6.00       4.22       3.29
Weighted Average Maturity (Years)......     13.59        9.00       7.28        6.00       4.22       3.29

          PERCENTAGE OF THE ORIGINAL PRINCIPAL BALANCE OF THE CLASS A-4
                   NOTES AT THE RESPECTIVE PERCENTAGES OF THE
                                MHP LISTED BELOW:

DISTRIBUTION DATE                             0%         100%       150%        200%       250%       300%
-----------------                           -----       -----       ----        ----       ----       ----
Initial Percentage.....................       100%        100%       100%        100%       100%       100%
May 2006...............................       100         100        100         100        100        100
May 2007...............................       100         100        100         100        100        100
May 2008...............................       100         100        100         100        100        100
May 2009...............................       100         100        100         100        100         59
May 2010...............................       100         100        100         100        100         59
May 2011...............................       100         100        100         100        100         59
May 2012...............................       100         100        100         100         87         59
May 2013...............................       100         100        100          91         69          0
May 2014...............................       100         100        100          74          0          0
May 2015...............................       100         100         83           0          0          0
May 2016...............................       100          97         68           0          0          0
May 2017...............................       100          80          0           0          0          0
May 2018...............................       100           0          0           0          0          0
May 2019...............................       100           0          0           0          0          0
May 2020...............................       100           0          0           0          0          0
May 2021...............................        89           0          0           0          0          0
May 2022...............................        68           0          0           0          0          0
May 2023...............................         0           0          0           0          0          0

Weighted Average Life (Years)..........     16.83       12.51      10.80        9.17       7.87       5.76
Weighted Average Maturity (Years)......     17.18       13.08      11.32        9.70       8.37       6.09

          PERCENTAGE OF THE ORIGINAL PRINCIPAL BALANCE OF THE CLASS M-1
                   NOTES AT THE RESPECTIVE PERCENTAGES OF THE
                                MHP LISTED BELOW:

DISTRIBUTION DATE                             0%         100%       150%        200%       250%       300%
-----------------                           -----       -----       ----        ----       ----       ----
Initial Percentage.....................       100%        100%       100%        100%       100%       100%
May 2006...............................       100         100        100         100        100        100
May 2007...............................       100         100        100         100        100        100
May 2008...............................       100         100        100         100        100        100
May 2009...............................       100         100        100         100        100        100
May 2010...............................       100         100         96          82         92        100
May 2011...............................       100         100         83          69         56         80
May 2012...............................       100          89         72          57         45         47
May 2013...............................       100          79         61          47         36          0
May 2014...............................       100          69         52          39          0          0
May 2015...............................       100          60         43           0          0          0
May 2016...............................        98          51         36           0          0          0
May 2017...............................        87          42          0           0          0          0
May 2018...............................        74           0          0           0          0          0
May 2019...............................        65           0          0           0          0          0
May 2020...............................        56           0          0           0          0          0
May 2021...............................        46           0          0           0          0          0
May 2022...............................        36           0          0           0          0          0
May 2023...............................         0           0          0           0          0          0

Weighted Average Life (Years)..........     15.01       10.54       8.86        7.45       6.71       6.65
Weighted Average Maturity (Years)......     15.46       11.36       9.58        8.19       7.42       7.46

          PERCENTAGE OF THE ORIGINAL PRINCIPAL BALANCE OF THE CLASS M-2
                   NOTES AT THE RESPECTIVE PERCENTAGES OF THE
                                MHP LISTED BELOW:

DISTRIBUTION DATE                             0%         100%       150%        200%       250%       300%
-----------------                           -----       -----       ----        ----       ----       ----
Initial Percentage.....................       100%        100%       100%        100%       100%       100%
May 2006...............................       100         100        100         100        100        100
May 2007...............................       100         100        100         100        100        100
May 2008...............................       100         100        100         100        100        100
May 2009...............................       100         100        100         100        100        100
May 2010...............................       100         100         96          82         69         88
May 2011...............................       100         100         83          69         56         46
May 2012...............................       100          89         72          57         45         36
May 2013...............................       100          79         61          47         36          0
May 2014...............................       100          69         52          39          0          0
May 2015...............................       100          60         43           0          0          0
May 2016...............................        98          51         36           0          0          0
May 2017...............................        87          42          0           0          0          0
May 2018...............................        74           0          0           0          0          0
May 2019...............................        65           0          0           0          0          0
May 2020...............................        56           0          0           0          0          0
May 2021...............................        46           0          0           0          0          0
May 2022...............................        36           0          0           0          0          0
May 2023...............................         0           0          0           0          0          0

Weighted Average Life (Years)..........     15.01       10.54       8.86        7.44       6.53       6.05
Weighted Average Maturity (Years)......     15.60       11.66       9.90        8.47       7.54       7.00

           PERCENTAGE OF THE ORIGINAL PRINCIPAL BALANCE OF THE CLASS B
                   NOTES AT THE RESPECTIVE PERCENTAGES OF THE
                                MHP LISTED BELOW:

DISTRIBUTION DATE                             0%         100%       150%        200%       250%       300%
-----------------                           -----       -----       ----        ----       ----       ----
Initial Percentage.....................       100%        100%       100%        100%       100%       100%
May 2006...............................       100         100        100         100        100        100
May 2007...............................       100         100        100         100        100        100
May 2008...............................       100         100        100         100        100        100
May 2009...............................       100         100        100         100        100        100
May 2010...............................       100         100         96          82         69         58
May 2011...............................       100         100         83          69         56         46
May 2012...............................       100          89         72          57         45         36
May 2013...............................       100          79         61          47         36          0
May 2014...............................       100          69         52          39          0          0
May 2015...............................       100          60         43           0          0          0
May 2016...............................        98          51         36           0          0          0
May 2017...............................        87          42          0           0          0          0
May 2018...............................        74           0          0           0          0          0
May 2019...............................        65           0          0           0          0          0
May 2020...............................        56           0          0           0          0          0
May 2021...............................        46           0          0           0          0          0
May 2022...............................        36           0          0           0          0          0
May 2023...............................         0           0          0           0          0          0

Weighted Average Life (Years)..........     15.01       10.54       8.86        7.44       6.47       5.85
Weighted Average Maturity (Years)......     15.71       11.90      10.18        8.73       7.74       7.06